UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2018

PINNACLE FINANCIAL PARTNERS, INC.
(Exact name of registrant as specified in charter)
Tennessee	000-31225	62-1812853
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
150 Third Avenue South, Suite 900, Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 744-3700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07, at the 2018 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Financial Partners, Inc., a Tennessee corporation (the "Company"), held on April 17, 2018, the Company's shareholders approved the Pinnacle Financial Partners, Inc. 2018 Omnibus Equity Incentive Plan (the "2018 Equity Plan"), which permits awards to current and prospective employees, directors and consultants of the Company in the form of stock options, stock appreciation rights, shares, restricted shares, restricted share units, performance shares, performance share units, or any combination thereof. A summary of the material terms of the 2018 Equity Plan is set forth on pages 23 to 30 of the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 6, 2018 (the "Proxy Statement"), and is incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2018 Equity Plan, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 17, 2018, the Board of Directors (the “Board”) of the Company unanimously approved and adopted, subject to shareholder approval, a proposed amendment to the Company’s Amended and Restated Charter (the “Articles of Amendment”), providing for an increase in the authorized number of shares of capital stock from 100,000,000 to 190,000,000 with 180,000,000 shares reserved for common stock and 10,000,000 shares reserved for preferred stock, and recommended that the Company's shareholders approve such Articles of Amendment at the Annual Meeting. As described below under Item 5.07, the Company's shareholders approved the Articles of Amendment at the Annual Meeting. The Company filed the Articles of Amendment reflecting the Charter amendment with the Secretary of State of the State of Tennessee on April 17, 2018 and the Articles of Amendment became effective following the acceptance of such filing.

The foregoing description of the Charter amendment is qualified in all respects by reference to the text of the Company’s Amended and Restated Charter, as amended, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Abney S. Boxley, III, Charles E. Brock, Renda J. Burkhart, Gregory L. Burns, Richard D. Callicutt, III, Marty G. Dickens, Thomas C. Farnsworth, II, Joseph C. Galante, Glenda Baskin Glover, David B. Ingram, Robert A. McCabe, Jr., Ronald L. Samuels, Gary L. Scott, Reese L. Smith, III, Thomas R. Sloan, G. Kennedy Thompson and M. Terry Turner were elected as directors of the Company to hold office for a term of one year and until their successors are duly elected and qualified. In addition, at the Annual Meeting, the shareholders (i) ratified the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, (ii) approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement, (iii) approved the Articles of Amendment and (iv) approved the 2018 Equity Plan.

The final voting results of the director elections, ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018, non-binding, advisory approval of compensation for the Company's named executive officers, the Articles of Amendment and the 2018 Equity Plan, which were described in more detail in the Proxy Statement, are set forth below.

(1)	Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Abney S. Boxley, III	56,733,846	66,492	1,071,492	11,189,890
Charles E. Brock	56,483,247	320,924	1,067,659	11,189,890
Renda J. Burkhart	56,623,270	177,627	1,070,933	11,189,890
Gregory L. Burns	56,323,811	459,257	1,088,762	11,189,890
Richard D. Callicutt, II	55,853,499	908,266	1,110,065	11,189,890
Marty G. Dickens	56,328,065	272,450	1,271,315	11,189,890
Thomas C. Farnsworth, III	56,477,177	322,846	1,071,807	11,189,890
Joseph C. Galante	56,465,554	311,589	1,094,687	11,189,890
Glenda Baskin Glover	56,594,046	195,525	1,082,259	11,189,890
David B. Ingram	56,634,993	176,018	1,060,819	11,189,890
Robert A. McCabe, Jr.	56,179,123	633,451	1,059,256	11,189,890
Ronald L. Samuels	55,917,974	887,333	1,066,523	11,189,890
Gary L. Scott	56,570,662	229,609	1,071,559	11,189,890
Reese L. Smith, III	56,425,335	377,176	1,069,319	11,189,890
Thomas R. Sloan	56,702,484	114,596	1,054,750	11,189,890
G. Kennedy Thompson	56,391,616	417,670	1,062,544	11,189,890
M. Terry Turner	56,630,050	177,931	1,063,849	11,189,890

(2)
The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
67,971,175	37,877	1,052,668	N/A

(3)	The non-binding, advisory basis, vote on the compensation of the Company’s named executive officers was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
55,387,426	1,138,588	1,345,816	11,189,890

(4)	The Articles of Amendment was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
66,806,172	1,072,303	1,183,245	N/A

(5)	The 2018 Equity Plan was approved by the following tabulation:

For	Against	Abstain	Broker Non-Votes
51,306,262	5,467,919	1,097,649	11,189,890

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Amended and Restated Charter of Pinnacle Financial Partners, Inc., as amended (Restated for SEC filing purposes only).

10.1        Pinnacle Financial Partners, Inc. 2018 Omnibus Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

By:	/s/Harold R. Carpenter
Name:	Harold R. Carpenter
Title:	Executive Vice President and
Chief Financial Officer

Date:    April 18, 2018